                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report: September 25, 1998
                                       ------------------
                       (Date of earliest event reported)



                          HELLER FUNDING CORPORATION
                          --------------------------
                HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                333-30207                               36-4165546
                ---------                               ----------
         (Commission File Number)          (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                      60661
-----------------------------------------                      -----
(Address of principal executive offices)                     (Zip Code)


                                 (312) 441-7246
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS
-------  ------------

Attached, for the Distribution Date of September 25, 1998, is the Monthly Report, filed as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
-------  ---------------------------------

(c)  Exhibits

99 Heller Funding Corporation - Monthly Report for the Distribution Date of September 25, 1998.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 1, 1998
       ---------------



                                                HELLER FUNDING CORPORATION



                                                By: /s/ David R. Schmuck
                                                    ------------------------
                                                        David R. Schmuck
                                                Title:  Vice President

                                 EXHIBIT INDEX


Exhibit
Number     Document Description
------     --------------------
  99       Heller Funding Corporation - Monthly Report for the Distribution Date
           of September 25, 1998.


Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
            9/25/98

Restricting Events
------------------

A)   Average Cumulative Net Loss Ratio
     (a)  The Average Cumulative Net Loss Ratio exceeds 1.0% (yes/no)                no

     Initial ADCB                                                                273,826,503.00

                                                                    ADCB of
                              ADCB of                              Cumulative       Cumulative
                             Cumulative         Cumulative     Defaulted Contracts   Net Loss
                         Defaulted Contracts    Recoveries      net of Recoveries     Ratio
                         -------------------    ----------     -------------------  -----------
     2 months prior         1,154,660.00        393,678.99          760,981.01         0.28%
     1 month prior          1,600,436.01        905,445.11          694,990.90         0.25%
     Current                1,934,129.28        921,344.72        1,012,784.56         0.37%
                            ------------        ----------        ------------         -----
     Average                1,563,075.10        740,156.27          822,918.82         0.30%

     Annualized maximum Cumulative Net Loss Ratio                                      1.00%
     Average Cumulative Net Loss Ratio                                                 0.30%

Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.

B)   A Servicer Event has occurred and is continuing (yes/no)                no

C)   An Event of Default has occurred and is continuing (yes/no)             no

     (a)   failure to pay on each Distribution Date the full
           amount of interest on any Note (yes/no)                           no

     (b)   failure to pay the then outstanding principal amount
           of any Note, if any, on its related Maturity Date (yes/no)        no

Based on A, B and C, a Restricting Event has occurred and is
continuing (yes/no)                                                          no

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
     9/25/98


Obligor Event Trigger Determination
-----------------------------------
      The current period is less than 16 months after the Closing Date (January 4,
      1999) (yes/n/a)                                                                                  yes

      If the current period is less than 16 months after the closing date, one of the top five Obligors, as of the Cut-Off Date, is a Defaulted Contract in this
      period (yes/no/n/a)                                                                               no

      The Obligor Event has been cured (yes, if any of following is yes / no, if
      each of following is no/n/a if not applicable)                                                    n/a

      a) the Defaulted Contract has been replaced with an eligible Substitute Contract                  n/a

      b) a Recovery has been received with respect to the Defaulted Contract and no
         further Recoveries are expected                                                                n/a

      c) a Successor Servicer has been appointed                                                        n/a

An Obligor Event has occurred and is continuing                                                         n/a

10% Substitution Limit Calculation
----------------------------------
      ADCB as of the Cut-off Date:                                                          273,826,503.00

      Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and
      Adjusted Contracts                                                                              0.00

      Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted
      Contracts                                                                                       0.00%

      Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted
      Contracts exceeds 10% (yes/no)                                                                    no

5% Skipped Payment Limit Calculation
------------------------------------
     The percent of contracts with Skipped Payment modifications                                      0.18%

     The DCB exceeds 5% of the initial ADCB (yes/no)                                                    no

     Any Skipped Payments have been deferred later than 12 months prior to the Class
     B Maturity Date                                                                                    n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------
          (i)   The ADCB of all End-User Contracts with Obligors that are governmental
                entities or municipalities exceeds 1.13% of the ADCB of the                           0.00%
                Contract Pool                                                                           no

         (ii)   The ADCB of all End-User Contracts which finance, lease or are related                1.57%
                to Software exceeds 3.88% of the ADCB of the Contract Pool                              no

        (iii)   The ADCB of all End-User Contracts with Obligors who comprise the three largest
                Obligors (measured by ADCB as of the date of determination) exceeds 5.09%             4.00%
                of the ADCB of the Contract Pool                                                        no

        (iv)    The ADCB of all End-User Contracts with Obligors who comprise the 20 largest
                Obligors (measured by ADCB as of the dateof determination) exceeds                   17.40%
                24.79% of the ADCB of the Contract Pool                                                 no

        (v)     The ADCB of the End-User Contracts related to a single Vendor, or representing
                a Vendor Loan of such Vendor or affiliate thereof exceeds 23.01% of the              15.90%
                ADCB of the Contract Pool                                                               no

        (vi)   The ADCB of all End-User Contracts with Obligors thereof located in a single
               State of the United States exceeds 17.73% of the ADCB of the Contract                 11.35%
               Pool                                                                                     no

Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
   9/25/98

                                                                                          Collection                  Reserve
                                                                                           Account                      Fund
                                                                                          ----------                  -------
Beginning Account Balance                                                                         0.00             2,738,265.00
Investment Earnings                                                                          39,215.55                11,096.26

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts and less Servicer Advances plus Payaheads     5,689,813.38
Add: Prepayment Amounts                                                                   4,320,316.36
Add: Recoveries                                                                              15,899.61
Add: Investment Earnings                                                                     39,215.55                11,096.26
Add: Late Charges                                                                             2,882.10
Add: Expired Lease Proceeds                                                                       0.00
Add: Servicer Advances                                                                            0.00



Available Amounts                                                                        10,068,127.00             2,749,361.26
-----------------


Payments on Distribution Date
-----------------------------

   (A) **   Indenture Trustee Fees (first in funds allocation during a Restricting Event          0.00
              or an Event of Default)
   (A)      Unreimbursed Servicer Advances                                                        0.00

   (B)      Monthly Servicing Fee, due and accrued, including any amounts unpaid             66,164.31

   (C)      Class A-1 Notes interest, due and accrued, including any amounts unpaid               0.00

   (D)      Class A-2 Notes interest, due and accrued, including any amounts unpaid         768,708.93

   (E)      Class B Notes interest, due and accrued, including any amounts unpaid            33,511.79

   (F)      Class C Notes interest, due and accrued, including any amounts unpaid            22,959.87

   (G)      Class D Notes interest, due and accrued, including any amounts unpaid            27,058.82

   (H)      The Class A-1 Principal Payment Amount                                                0.00

   (I)      The Class A-2 Principal Payment Amount                                        8,567,008.47

   (J)      The Class B Principal Payment Amount                                            367,157.50

   (K)      The Class C Principal Payment Amount                                            215,557.30

   (L)      The Class D Principal Payment Amount                                                  0.00

   (M)      Amounts required to meet the Reserve Fund Amount                                      0.00                     0.00

   (B)*     Monthly Servicing Fee, due and accrued, including any amounts unpaid                  0.00
            (applicable only if an Obligor Event has occurred and is continuing)


   (N)      Any excess to Certificateholders                                                      0.00

Distributions to Noteholders and Certificateholders                                      10,068,126.99                11,096.26

Ending balance of accounts                                                                        0.00             2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
  9/25/98


  A Restricting Event has occurred and is continuing (yes/no)                                                       no

  Trustee Fees (only in the event of a Restricting Event or an Event of Default)                                          0.00


Unreimbursed Servicer Advances
     (i)     Current month Unreimbursed Servicer Advances                                                                 0.00
    (ii)     Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                                   0.00
   (iii)     Total Unreimbursed Servicer Advances due    ( (i) + (ii) )                                                   0.00
    (iv)     Unreimbursed Servicer Advances distributed                                                                   0.00
             Unpaid Unreimbursed Servicer Advances (or arrearage)                                                         0.00




Servicing Fee Schedule

     (i)     Servicing Fee Percentage                                                                                     0.50%
    (ii)     ADCB of Contract Pool as of the 1st day of the Collection Period                                   158,794,333.55
   (iii)     Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                 66,164.31
    (iv)     Servicing Fee accrued but not paid in prior periods                                                          0.00
     (v)     Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )                     66,164.31
    (vi)     Monthly Servicing Fee distributed                                                                       66,164.31
             Servicing Fee accrued but not paid                                                                           0.00

Class A-1 Interest Schedule

             Opening Class A-1 principal balance                                                                          0.00
     (i)     Class A-1 Interest Rate                                                                                    5.7325%
    (ii)     Number of days in Accrual Period                                                                                0
             Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                                      0.0000%
             Current Class A-1 interest due                                                                               0.00
             Prior Class A-1 interest arrearage                                                                           0.00
             Current Period Interest Shortfall                                                                            0.00

             Class A-1 interest distribution                                                                              0.00


Class A-2 Interest Schedule

             Opening Class A-2 principal balance                                                                144,358,485.18
             Class A-2 Interest Rate                                                                                    6.3900%
             Class A-2 Interest Rate x 30/360                                                                           0.5325%
             Current Class A-2 interest due                                                                         768,708.93
             Prior Class A-2 interest arrearage                                                                           0.00
             Current Period Interest Shortfall                                                                            0.00

             Class A-2 interest distribution                                                                        768,708.93


Class B Interest Schedule

             Opening Class B principal balance                                                                    6,186,792.16
             Class B Interest Rate                                                                                      6.5000%
             Class B Interest Rate x 30/360                                                                             0.5417%
             Current Class B interest due                                                                            33,511.79
             Prior Class B interest arrearage                                                                             0.00
             Current Period Interest Shortfall                                                                            0.00

             Class B interest distribution                                                                           33,511.79

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
          9/25/98

Class C Interest Schedule
-------------------------
          Opening Class C principal balance                                                                        4,124,528.11
          Class C Interest Rate                                                                                          6.6800%
          Class C Interest Rate x 30/360                                                                                 0.5567%
          Current Class C interest due                                                                                22,959.87
          Prior Class C interest arrearage                                                                                 0.00
          Current Period Interest Shortfall                                                                                0.00

          Class C interest distribution                                                                               22,959.87


Class D Interest Schedule
-------------------------

          Opening Class D principal balance                                                                        4,255,647.00
          Class D Interest Rate                                                                                          7.6300%
          Class D Interest Rate x 30/360                                                                                 0.6358%
          Current Class D interest due                                                                                27,058.82
          Prior Class D interest arrearage                                                                                 0.00
          Current Period Interest Shortfall                                                                                0.00

          Class D interest distribution                                                                               27,058.82

Class A-1 Principal Schedule
----------------------------
          Class A-1 Maturity Date                                                                                        9/25/98
     (i)  Opening Class A-1 principal balance                                                                              0.00
    (ii)  ADCB as of last day of second preceding Collection Period                                              158,794,333.55
   (iii)  ADCB as of last day of immediately preceding Collection Period                                         149,370,624.24
          Expected Class A-1 Payment ( (ii) - (iii) )                                                              9,423,709.31
     iv)  Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                                    0.00
          Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                                   0.00
          Class A-1 Principal Payment Amount distribution                                                                  0.00
                               Shortfall                                                                                   0.00

          Class A-1 Principal Balance after current distribution                                                           0.00


Class A-2 Principal Schedule
----------------------------

     (i)  Opening Class A-2 principal balance                                                                    144,358,485.18
    (ii)  Applicable Class A-2 Percentage                                                                                 90.91%
   (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                   149,370,624.24
    (iv)  Current month targeted Class A-2 principal balance ( (ii) * (iii) )                                    135,791,476.71
     (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                       8,567,008.47
    (vi)  Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                               8,567,008.47

          Class A-2 Principal Payment Amount distributed                                                           8,567,008.47
                               Shortfall                                                                                   0.00

          Class A-2 principal balance after current distribution                                                 135,791,476.71

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc. - Servicer
Monthly Report - Schedules Continued
          9/25/98

Class B Principal Schedule
--------------------------

     (i)  Opening Class B principal balance                                                                        6,186,792.16
    (ii)  Applicable Class B Percentage                                                                                    3.90%
   (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                   149,370,624.24
    (iv)  Current month targeted Class B principal balance ( (ii) * (iii) )                                        5,819,634.66
     (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                         367,157.50
    (vi)  Class B Principal Payment Amount (lesser of (i) or (v) )                                                   367,157.50

          Class B Principal Payment Amount distributed                                                               367,157.50
                                   Shortfall                                                                               0.00

          Class B principal balance after current distribution                                                     5,819,634.66


Class C Principal Schedule
--------------------------

     (i)  Opening Class C principal balance                                                                        4,124,528.11
    (ii)  Applicable Class C Percentage                                                                                    2.60%
   (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                   149,370,624.24
    (iv)  Current month targeted Class C principal balance ( (ii) * (iii) )                                        3,879,756.44
     (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                         244,771.67
    (vi)  Class C Principal Payment Amount (lesser of (i) or (v) )                                                   244,771.67

          Class C Principal Payment Amount distributed                                                               215,557.30
                                   Shortfall                                                                          29,214.37

          Class C principal balance after current distribution                                                     3,908,970.81


Class D Principal Schedule
--------------------------

     (i)  Opening Class D principal balance                                                                        4,255,647.00
    (ii)  Applicable Class D Percentage                                                                                    2.60%
   (iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                   149,370,624.24
    (iv)  Current month targeted Class D principal balance ( (ii) * (iii) )                                        3,879,756.44
     (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                         375,890.56
    (vi)  Class D Principal Payment Amount (lesser of (i) or (v) )                                                   375,890.56

          Class D Principal Payment Amount distributed                                                                     0.00
                                   Shortfall                                                                         375,890.56

          Class D principal balance after current distribution                                                     4,255,647.00


Reserve Fund Schedule
---------------------

          Prior month Reserve Fund balance                                                                         2,738,265.00
          Initial ADCB                                                                                           273,826,503.00
          Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                                      2,738,265.00
                                   (ii) outstanding principal of the Notes)
          Current period draw on Reserve Fund                                                                              0.00
          Required deposit to Reserve Fund                                                                                 0.00
          Actual deposit to Reserve Fund                                                                                   0.00
          Interest Earned on Reserve Account                                                                          11,096.26
          Deposit to Certificateholder                                                                                11,096.26
          Ending Reserve Fund balance                                                                              2,738,265.00

          Ending Reserve Fund balance as a percentage of ADCB                                                              1.83%


Servicing Fee Schedule
----------------------

          Servicing Fee during an Obligor Event                                                                            0.00
          Servicing Fee paid                                                                                               0.00


Heller Equipment Asset Receivables Trust 1997-1
----------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
9/25/98

ADCB as of the last day of the Collection Period                                                       149,370,624.24




Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                     333,693.27
Number of Defaulted Contracts as of the last day of the Collection Period                                           3
Defaulted Contracts as a percentage of ADCB (annualized)                                                         2.68%

DCB of Adjusted Contracts as of the last day of the Collection Period                                            0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                            0

DCB of Prepaid Contracts as of the last day of the Collection Period                                     3,396,831.23
Number of Prepaid Contracts as of the last day of the Collection Period                                            10


DCB of Substitute Contracts, excluding Warranty Contracts, added to
 Trust during Collection Period                                                                                  0.00
Number of Substitute Contracts, excluding Warranty Contracts, added
 to Trust during Collection Period                                                                                  0

DCB of Warranty Contracts as of the last day of the Collection Period                                            0.00
Number of Warranty Contracts as of the last day of the Collection Period                                            0

DCB of repurchased Contracts as of the last day of the Collection Period                                         0.00
Number of repurchased Contracts as of the Collection Period                                                         0

DCB of Additional Contracts as of the last day of the Collection Period                                          0.00
Number of Additional Contracts as of the Collection Period                                                          0

Recoveries collected relating to Defaulted Contracts as of the last day
 of the Collection Period                                                                                   15,899.61




Delinquencies                                           Dollars                            Percent
                                                        -------                            -------
          Current                                    145,564,163.92                         96.93%
          31-60 days past due                          3,175,245.43                          2.11%
          61-90 days past due                          1,054,164.24                          0.70%
          Over 90 days past due                          381,423.60                          0.25%
                                                         ----------                          ----
          Total                                      150,174,997.19                        100.00%

          31+ days past due                            4,610,833.27                          3.07%



  (i)     DCB of cumulative Defaulted Contracts (cumulative gross losses to date)                        1,934,129.28
  (ii)    Cumulative Recoveries realized on Defaulted Contracts                                            921,344.72
          Cumulative net losses to date  ( (i) - (ii) )                                                  1,012,784.56

                            Static Information

          Initial ADCB                               273,826,503
          Discount Rate                                  6.9239%
          Class A-1 Initial Principal Amount          62,980,096
          Class A-1 Interest Rate                        5.7325%
          Class A-2 Initial Principal Amount         191,678,552
          Class A-2 Interest Rate                        6.3900%
          Class B Initial Principal Amount             8,214,795
          Class B Interest Rate                          6.5000%
          Class C Initial Principal Amount             5,476,530
          Class C Interest Rate                          6.6800%
          Class D Initial Principal Amount             5,476,530
          Class D Interest Rate                          7.6300%
          Reserve Fund Initial Deposit                 2,738,265
          Class A-1 Maturity Date                        9/25/98
          Classes A-2, B, C, & D Maturity Date           5/25/05
          Closing Date                                    9/4/97
          ------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc. - Servicer
Monthly Report - Note Factors
          9/25/98

                    CUSIP # 423327AA3
          Class A-1
          ---------
          Class A-1 principal balance                                       0.00
          Initial Class A-1 principal balance                      62,980,096.00

          Note factor                                                0.000000000



                    CUSIP # 423327AB1
          Class A-2
          ---------
          Class A-2 principal balance                             135,791,476.71
          Initial Class A-2 principal balance                     191,678,552.00

          Note factor                                                0.708433340



                    CUSIP # 423327AC9
          Class B
          -------
          Class B principal balance                                 5,819,634.66
          Initial Class B principal balance                         8,214,795.00

          Note factor                                                0.708433340



                    CUSIP # 423327AD7
          Class C
          -------
          Class C principal balance                                 3,908,970.81
          Initial Class C principal balance                         5,476,530.00

          Note factor                                                0.713767807




          Class D
          -------
          Class D principal balance                                 4,255,647.00
          Initial Class D principal balance                         5,476,530.00

          Note factor                                                0.777069969